SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2003

U.S. REALTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30401	36-4166222

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15 Piedmont Center, Suite 100, Atlanta, Georgia 30305

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code 404-869-2500

Item 7. Financial Statements and Exhibits

     (c)  Exhibits –

99.1	U.S. RealTel, Inc. Press Release dated August 14, 2003 – “U.S. RealTel Reports Second Quarter Results”

Item 12. Disclosure of Results of Operations and Financial Condition

In accordance with General Instruction B.6. for Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. U.S. RealTel, Inc. disclaims any intention or obligation to update or revise this information. Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the Registrant’s press release dated August 14, 2003 announcing its financial results for the second quarter of 2003.

To the extent non-GAAP information is included in the press release, such information is included because the Registrant believes such information is of interest to the investment community because such information provides additional methods of evaluating U.S. RealTel’s performance from period to period on a comparable basis not otherwise apparent on a GAAP basis, since many one-time or infrequent charges do not meet the GAAP definition of unusual non-recurring items.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RealTel, Inc.

Date: August 15, 2003	/s/ Gregory P. McGraw By: Gregory P. McGraw Title: President